Investment (Income), Net (Detail) - USD ($) $ in Thousands	12 Months Ended
	May 31, 2017	May 31, 2016	May 31, 2015
Other Income And Expenses [Abstract]
Interest (income)	$ (4,620)	$ (5,975)	$ (8,304)
(Gain) on sale of marketable securities	(8,174)	(6,457)	(8,692)
Other-than-temporary impairment on securities	420	3,811	22
Dividend (income)	(1,610)	(1,744)	(1,603)
Investment (income), net	$ (13,984)	$ (10,365)	$ (18,577)